UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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TRANSATLANTIC PETROLEUM LTD.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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13-P23924

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2020

TRANSATLANTIC PETROLEUM LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-34574	None
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)	Identification No.)
16803 Dallas Parkway Addison, Texas	75001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 220-4323

(Former name or former address, if changed since last report)

_______________________________

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common shares, par value $0.10	TAT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

TransAtlantic Petroleum Ltd. (the “Company”) held a special meeting (the “Special Meeting”) of the holders of the Company’s 12.0% Series A convertible redeemable preferred shares (the “Series A Preferred Shares”) on September 10, 2020 to (i) consent to short notice for the Special Meeting and waive any applicable notice period required under the Certificate of Designations for the Series A Preferred Shares or the Amended Bye-laws of the Company (“Proposal 1”), and (ii) adopt and approve the Agreement and Plan of Merger, dated as of August 7, 2020, by and among the Company, TAT Holdco LLC, a Texas limited liability company (“Parent”), and TAT Merger Sub LLC, a Texas limited liability company and wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which the Company shall be merged with and into Merger Sub with Merger Sub surviving as a Texas limited liability company and wholly-owned subsidiary of Parent (the “Merger”), the related form of statutory merger agreement required in accordance with Section 105 of the Companies Act 1981 of Bermuda, as amended, and the transactions contemplated thereby, including the Merger (“Proposal 2”). Each of Proposal 1 and Proposal 2 was approved by 100% of the holders of the Series A Preferred Shares.

Item 7.01Regulation FD Disclosure.

On September 14, 2020, the Company issued a press release announcing the final results of the votes taken on each of Proposal 1 and Proposal 2 at the Special Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to Item 7.01 of this Current Report on Form 8-K in such a filing.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release, dated September 14, 2020, issued by TransAtlantic Petroleum Ltd.

Forward-Looking Statements

Certain statements in this report regarding the Merger Agreement and the proposed Merger constitute “forward-looking statements” under the federal securities laws. These forward-looking statements are intended to be covered by the safe harbors created by the Private Securities Litigation Reform Act of 1995. When the Company uses words such as “anticipate,” “intend,” “plan,” “believe,” “estimate,” “expect,” or similar expressions, it does so to identify forward-looking statements. Forward-looking statements are based on current expectations that involve assumptions that are difficult or impossible to predict accurately and many of which are beyond the Company’s control. Actual results may differ materially from those expressed or implied in these statements as a result of significant risks and uncertainties, including, but not limited to, the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, the inability to obtain the requisite shareholder approval for the proposed Merger or the failure to satisfy other conditions to completion of the proposed Merger, risks that the proposed transaction disrupts current plans and operations, the ability to recognize the benefits of the Merger, and the amount of the costs, fees, and expenses and charges related to the Merger. Additional information about these risks and uncertainties, as well as others that may cause actual results to differ materially from those projected, is contained in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on

Form 10-K, the Company’s quarterly reports on Form 10-Q as well as the Schedule 13E-3 transaction statement and the proxy statement to be filed by the Company. The statements in this report speak only as of the date of hereof, and the Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as may be required by law.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file with the SEC a proxy statement on Schedule 14A. In addition, certain participants in the proposed transaction will prepare and file a Schedule 13E-3 transaction statement that will include the proxy statement on Schedule 14A and may file or furnish other documents with the SEC regarding the proposed transaction. This report is not a substitute for the proxy statement, the Schedule 13E-3, or any other document that the Company may file or furnish with the SEC. INVESTORS IN, AND SECURITY HOLDERS OF, THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS (INCLUDING THE SCHEDULE 13E-3) THAT ARE FILED OR FURNISHED (OR WILL BE FILED OR FURNISHED WITH THE SEC), AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. When available, investors and security holders may obtain free copies of the proxy statement, the Schedule 13E-3 and other documents filed or furnished with the SEC by the Company through the web site maintained by the SEC at www.sec.gov or by contacting the Corporate Secretary at TransAtlantic Petroleum Ltd., c/o TransAtlantic Petroleum (USA) Corp., 16803 Dallas Parkway, Addison, TX 75001 or at (214) 220-4323.

Participants in the Solicitation

The Company and its directors and executive officers and other members of management and employees may, under SEC rules, be deemed to be “participants” in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in the proxy statement and Schedule 13E-3 transaction statement relating to the Merger when it is filed with the SEC. Information regarding directors and executive officers, including a description of their direct interests, by security holdings or otherwise, in the Company is contained in the Company’s Definitive Annual Meeting Proxy Statement filed with the SEC on April 20, 2020. You may obtain a free copy of this document as described in under the heading “Additional Information and Where to Find It” above. Investors may obtain additional information regarding the direct and indirect interests of such potential participants in the proposed transaction by reading the proxy statement, Schedule 13E-3 transaction statement, and the other relevant documents filed with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 14, 2020

TRANSATLANTIC PETROLEUM LTD.

		By:	/s/ Tabitha Bailey
Tabitha Bailey
Vice President, General Counsel, and Corporate Secretary

Exhibit 99.1

TransAtlantic Petroleum Announces Final Results of Voting at

Special Meeting of Holders of Series A Preferred Shares

Hamilton, Bermuda (September 14, 2020) – TransAtlantic Petroleum Ltd. (TSX: TNP) (NYSE American: TAT) (the “Company” or “TransAtlantic”) held a special meeting (the “Special Meeting”) of the holders of the Company’s 12.0% Series A convertible redeemable preferred shares (the “Series A Preferred Shares”) on September 10, 2020.

Special Meeting of Holders of Series A Preferred Shares – Final Voting Results

The Company held the Special Meeting of the holders of the Series A Preferred Shares on September 10, 2020 to (i) consent to short notice for the Special Meeting and waive any applicable notice period required under the Certificate of Designations for the Series A Preferred Shares or the Amended Bye-laws of the Company (“Proposal 1”), and (ii) adopt and approve the Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 7, 2020, by and among the Company, TAT Holdco LLC, a Texas limited liability company (“Parent”), and TAT Merger Sub LLC, a Texas limited liability company and wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which the Company shall be merged with and into Merger Sub with Merger Sub surviving as a Texas limited liability company and wholly-owned subsidiary of Parent (the “Merger”), the related form of statutory merger agreement required in accordance with Section 105 of the Companies Act 1981 of Bermuda, as amended, and the transactions contemplated thereby, including the Merger (“Proposal 2”). For more information about the Merger, see the Company’s Current Report on Form 8-K dated August 4, 2020, filed with the Securities and Exchange Commission (the “SEC”) on August 7, 2020. Each of Proposal 1 and Proposal 2 was approved by 100% of the holders of the Series A Preferred Shares.

About TransAtlantic

The Company is an international oil and natural gas company engaged in the acquisition, exploration, development, and production of oil and natural gas. The Company holds interests in developed and undeveloped properties in Turkey and Bulgaria.

(NO STOCK EXCHANGE, SECURITIES COMMISSION, OR OTHER REGULATORY AUTHORITY HAS APPROVED OR DISAPPROVED THE INFORMATION CONTAINED HEREIN.)

Forward-Looking Statements

This news release contains statements concerning the Company’s expectations, plans, goals, objectives, assumptions, and information about future events, conditions, results of operations, and performance that may constitute forward-looking statements or information under applicable securities legislation. Such forward-looking statements or information are based on a number of assumptions, which may prove to be incorrect.

Although the Company believes that the expectations reflected in such forward-looking statements or information are reasonable, undue reliance should not be placed on forward-looking statements because the Company can give no assurance that such expectations will prove to be correct. Forward-looking statements or information are based on current expectations, estimates, and projections that involve a number of risks and uncertainties which could cause actual results to differ materially from those anticipated by the Company and described in the forward-looking statements or information. These risks and uncertainties include, but are not limited to, the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement; the inability to obtain the requisite shareholder approval for the proposed Merger or the failure to satisfy other conditions to completion of the proposed Merger; risks that the proposed transaction disrupts current plans and operations; the ability to recognize the benefits of the Merger; the amount of the costs, fees, and expenses and charges related to the Merger; the Company’s ability to continue as a going concern; well development results; access to sufficient capital; market prices for natural gas, natural gas liquids, and oil products, including price changes resulting from coronavirus fears as well as oil oversupply concerns; estimates of reserves and economic assumptions; the ability to produce and transport natural gas, natural gas liquids, and oil products; the results of exploration and development drilling and related activities; the effects of the coronavirus on the Company’s operations, demand for oil and natural gas as well as governmental actions in response to the coronavirus; economic conditions in the countries and provinces in which the Company carries on business, especially economic slowdowns; actions by governmental authorities; the unwinding of the Company’s hedges against a decline in the price of oil; receipt of required approvals; increases in taxes; legislative and regulatory initiatives relating to fracture stimulation activities; changes in environmental and other regulations; renegotiations of contracts; political uncertainty, including sanctions, armed conflicts, and actions by insurgent groups; outcomes of litigation; the negotiation and closing of material contracts; and other risks described in the Company’s filings with the SEC.

The forward-looking statements or information contained in this news release are made as of the date hereof, and the Company undertakes no obligation to update publicly or revise any forward-looking statements or information, whether as a result of new information, future events, or otherwise, unless so required by applicable securities laws.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file with the SEC a proxy statement on Schedule 14A. In addition, certain participants in the proposed transaction will prepare and file a Schedule 13E-3 transaction statement that will include the proxy statement on Schedule 14A and may file or furnish other documents with the SEC regarding the proposed transaction. This press release is not a substitute for the proxy statement, the Schedule 13E-3, or any other document that the Company may file or furnish with the SEC. INVESTORS IN, AND SECURITY HOLDERS OF, THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS (INCLUDING THE SCHEDULE 13E-3)

THAT ARE FILED OR FURNISHED (OR WILL BE FILED OR FURNISHED WITH THE SEC), AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. When available, investors and security holders may obtain free copies of the proxy statement, the Schedule 13E-3 and other documents filed or furnished with the SEC by the Company through the web site maintained by the SEC at www.sec.gov or by contacting the Corporate Secretary at TransAtlantic Petroleum Ltd., c/o TransAtlantic Petroleum (USA) Corp., 16803 Dallas Parkway, Addison, TX 75001 or at (214) 220-4323.

Participants in the Solicitation

The Company and its directors and executive officers and other members of management and employees may, under SEC rules, be deemed to be “participants” in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in the proxy statement and Schedule 13E-3 transaction statement relating to the merger when it is filed with the SEC. Information regarding directors and executive officers, including a description of their direct interests, by security holdings or otherwise, in the Company is contained in the Company’s definitive annual meeting proxy statement filed with the SEC on April 20, 2020. You may obtain a free copy of this document as described in under the heading “Additional Information and Where to Find It” above. Investors may obtain additional information regarding the direct and indirect interests of such potential participants in the proposed transaction by reading the proxy statement, Schedule 13E-3 transaction statement, and the other relevant documents filed with the SEC when they become available.

Contacts:

Tabitha Bailey

Vice President, General Counsel, and Corporate Secretary

(214) 265-4708

TransAtlantic Petroleum Ltd.

16803 Dallas Parkway

Addison, Texas 75001

http://www.transatlanticpetroleum.com